Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Brian Igoe, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge (1) the Form 10-Q of Partners Group Lending Fund, LLC (the “Company”) for the three months ended September 30, 2026 (the “Form 10-Q”), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2026	By:	/s/ BRIAN IGOE
Brian Igoe Chief Financial Officer (Principal Financial Officer)